GUARANTY


         THIS GUARANTY, made as of June 11, 2001, by US ENERGY
SYSTEMS INC., a Delaware corporation ("Guarantor"), in favor of TRIGEN-CANADA COMPANY LLC, a Delaware limited liability company and the Seller Indemnitees as defined in the Agreement hereinafter defined ("OBLIGEES").

         WHEREAS, USE Canada Acquisition Corp., a Canadian federal corporation ("USE Sub"), and Trigen-Canada Company LLC have entered, or contemporaneously are entering, into a Stock Purchase Agreement (the "Agreement") under which USE Sub has agreed to perform certain obligations relating to the purchase of the stock of Trigen Energy Canada Company by USE Sub; and

         WHEREAS, in consideration of Trigen-Canda Company LLC entering into the Agreement, Guarantor is willing to execute and deliver a guaranty of the performance, when due, of certain of USE Sub's obligations to OBLIGEES under the Agreement,

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

1. Guaranty. Guarantor hereby unconditionally guarantees, and promises to and for the benefit of OBLIGEES, the full, prompt and complete performance by USE Sub, as and when due, of every duty, undertaking, obligation and covenant of USE Sub now or hereafter arising under or by reason of the Agreement, except for the obligation of USE Sub to pay that portion of the purchase consideration represented by the promissory note provided for in Section 2.2 of the Agreement (collectively, the "Guaranteed Obligations").

2. Nature of Guaranty. This Guaranty is an original and independent obligation of Guarantor, separate and distinct from the Guaranteed Obligations. A separate action may be brought or prosecuted against Guarantor, regardless whether such an action is brought or prosecuted against USE Sub and regardless whether Trigen Sub is joined in the action. Guarantor hereby waives any and all rights or legal requirements that OBLIGEES institute any action or proceeding, or exhaust any remedies, against USE Sub or anyone else in respect of the Guaranteed Obligations, as a condition precedent to bringing an action against Guarantor pursuant to this Guaranty.

3. Bankruptcy No Discharge. Notwithstanding anything to the contrary herein contained, this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time performance of all or any part of the Guaranteed Obligations is rescinded, or must otherwise be restored or returned by OBLIGEES, upon the insolvency, bankruptcy or reorganization of USE Sub or otherwise, all as though such performance had not been made.

         Notwithstanding any modification, discharge or extension of the Guaranteed Obligations or any amendment, modification, stay or cure of OBLIGEEs' rights which may occur in any bankruptcy or reorganization case or proceeding concerning USE Sub, whether permanent or temporary, and whether or not assented to by OBLIGEES, Guarantor shall be obligated hereunder to perform the Guaranteed Obligations and this Guaranty as they were in effect on the date hereof.

4. Waiver of Defenses. Guarantor hereby waives any defense arising by reason of any disability of USE Sub except as herein provided. Guarantor shall be liable


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and remain liable for the performance of the Guaranteed Obligations to the full extent provided herein notwithstanding (a) any previous discharge (partial or total) of USE Sub from any further liability; (b) any bar (temporary, partial or total) to the pursuit by Guarantor of any right or claim for indemnification from USE Sub; (c) loss of any right or claim by Guarantor to be subrogated to the rights or claims of OBLIGEES against USE Sub; (d) any action or inaction or delay in acting by OBLIGEES; or (e) OBLIGEES' failure to enforce, or delay in enforcing, any of its right under the Agreements or otherwise. Notwithstanding any other provision of this Section 4, Guarantor shall, however, be entitled to the same defenses as are available to USE Sub under the Agreement.

5. Amendments to Documents. Guarantor authorizes OBLIGEES, without notice, demand or consideration and without affecting Guarantor's liability hereunder, from time to time, to (a) amend, change, release or cancel any of the provisions of any of the Agreements, by further agreement between OBLIGEES and USE Sub at any time, or by course of conduct, or by operation of law, or otherwise, without the consent of or notice to Guarantor, and (b) release any other person or entity liable for the Guaranteed Obligations.

6. Waiver of Reimbursement and Subrogation Rights. To the fullest extent permitted by law, Guarantor hereby releases and waives all common law and statutory rights of reimbursement, indemnification and exoneration against USE Sub arising from this Guaranty, and all common law and statutory rights of subrogation to the rights or collateral of OBLIGEES against USE Sub. Guarantor waives the right to enforce any remedies that OBLIGEES now has, or may later have, against USE Sub, and Guarantor waives any right to participate in any security now or hereafter held by OBLIGEES.

7. Waiver of Acceptance, Presentments and Notices. Guarantor waives notice of acceptance of this Guaranty, and Guarantor waives all notices of the creation, existence, or incurring of new or additional obligations by USE Sub.

8. Attorneys Fees. Guarantor agrees to pay all expenses, including without limitation reasonable attorney fees and costs, paid or incurred by OBLIGEES (a) to secure performance of the Guaranteed Obligations, or any part thereof or (b) in any successful action to enforce, interpret or defend this Guaranty, whether or not any lawsuit is filed, and, if one is, both at trial and on appeal.

9. Rights and Remedies Cumulative. All of OBLIGEES' rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available to OBLIGEE.

10. Representations and Warranties of Guarantor. The Guarantor hereby covenants, represents and warrants to the OBLIGEES as follows:

         The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power to enter into this Guaranty and to perform its obligations hereunder.

         The execution, delivery and performance by the Guarantor of this Guaranty are within the corporate power of the Guarantor and have been duly authorized by all necessary corporate action of the Guarantor.

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         The execution, delivery and performance by the Guarantor of this
Guaranty does not and will not conflict with or violate any law, judgment, order or decree binding on the Guarantor or the Articles of Incorporation or By Laws of the Guarantor or any contract or agreement to which the Guarantor is a party or by which it is bound.

         No additional consent of any person, and no notice to, filing or registration with, or authorization, consent or approval of, any governmental, regulatory or self-regulatory agency is necessary or required to be made or obtained by the Guarantor in connection with the execution and delivery by the Guarantor of this Guaranty or the performance by the Guarantor of its obligations hereunder.

         This Guaranty constitutes a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

         There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of the Guarantor, proposed or threatened against the Guarantor or relating to the business, assets or properties of the Guarantor which, if adversely determined, would materially and adversely affect the ability of the Guarantor to perform its obligations hereunder.

11.      Miscellaneous Provisions.

(a) This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

(b) This Guaranty shall be binding upon the party hereto and its successors and assigns. This Guaranty is intended for and shall inure to the benefit of OBLIGEES and their successors and assigns with respect to the Guaranteed Obligations. Every reference in this Guaranty to "OBLIGEES" shall also include and refer to OBLIGEES and every transferee of all or any part of OBLIGEES' said rights.

                                      US ENERGY SYSTEMS INC.
                                      By: /S/ Goran Mornhed
                                         --------------------------
                                      Name:   Goran Mornhed
                                      Title:  President

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